UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2026

Payoneer Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40547	86-1778671
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Broadway, 27th floor New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 600-9272

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	PAYO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

On September 14, 2026, Payoneer Global Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed merger with Nuvei (as defined below), as described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on August 11, 2026 (the “Proxy Statement”).

The following is a summary of the voting results for each of the proposals voted upon at the Special Meeting. For more information on these proposals, please refer to the Proxy Statement. As of the record date for the Special Meeting (the “Record Date”), there were 338,850,836 shares of Company common stock, par value $0.01 per share (the “Common Stock”), entitled to vote at the Special Meeting.

Proposal 1 – The Merger Agreement Proposal

The proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 12, 2026, among the Company, Neon Maple Parent Inc. (“Nuvei”), a corporation incorporated pursuant to the laws of Canada, and Panda Acquisition Sub Inc., a Delaware corporation and wholly owned indirect subsidiary of Nuvei, and the transactions contemplated thereby, including the merger of Panda Acquisition Sub Inc. with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Nuvei, upon the terms and subject to the conditions of the Merger Agreement, was approved by stockholders with 224,985,441 shares voted in favor, 2,236,609 shares voted against, and 54,219 shares abstained.

Proposal 2 – The Merger-Related Compensation Proposal

The proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated thereby, was approved on a non-binding, advisory basis by stockholders with 212,564,908 shares voted in favor, 14,300,204 shares voted against, and 411,157 shares abstained.

Proposal 3 – The Adjournment Proposal

The proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Agreement Proposal at the time of the Special Meeting, was rendered moot as there were sufficient votes to approve the Merger Agreement Proposal at the time of the Special Meeting.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYONEER GLOBAL INC.

September 14, 2026	By:	/s/ John Caplan
		Name:	John Caplan
		Title:	Chief Executive Officer